Year-end 2018 Results and Guidance February 2019

www.nblenergy.com | NYSE: NBL

4Q18 Actuals vs. Guidance

Strong finish to 2018 with volumes above, expenses below expectations

Financial & Operating Metrics	4Q Guidance	4Q Actuals
Total Sales Volumes (MBoe/d)	337 – 349	350
Oil (MBbl/d)	127 – 139	138
Natural Gas Liquids (MBbl/d)	57 – 62	67
Natural Gas (MMcf/d)	880 – 910	876
Organic Capital[1] ($MM)	625 – 700	643
Lease Operating ($/BOE)	4.60 – 5.10	5.10
Gathering, Transportation & Processing ($/BOE)	3.20 – 3.50	3.13
Production Taxes (% Oil, NGL, Gas Revenues)	4.6 – 5.0	3.7
Marketing ($MM)	8 – 12	19
DD&A ($/BOE)	15.25 – 16.25	16.02
Exploration ($MM)	40 – 60	40
G&A ($MM)	110 – 120	69
Interest, net ($MM)	65 – 75	66
Equity Investment Income ($MM)	30 – 45	32
Midstream Services Revenue – Third Party ($MM)	18 – 28	29
Noncontrolling Interest – NBLX Public Unitholders ($MM)	18 – 28	22

Adjusted Net Income	4Q ($MM)
Net Loss Attributable to NBL (GAAP)	**(824)**
Adjustments to Net Loss, Before Tax	831
Adjusted Net Income attributable to NBL, Before Tax	7
Current Income Tax Effect of Adjustments	(29)
Deferred Income Tax Effect of Adjustments	78
Adjusted Net Income Attributable to NBL[2] (Non-GAAP)	**56**

Adjusted EBITDAX	4Q ($MM)
Net Loss Including Noncontrolling Interest (GAAP)	**(802)**
Adjustments to Net Loss, After Tax	880
DD&A	516
Exploration	40
Interest, net	66
Current Income Tax Expense, Adjusted	31
Deferred Income Tax Benefit, Adjusted	2
Adjusted EBITDAX[2] (Non-GAAP)	**733**

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital.
(2) Non-GAAP reconciliation to GAAP measure available in 4Q18 earnings release.

noble energy | 2

U.S. Onshore

Robust well performance driving record quarter

www.nblenergy.com | NYSE: NBL

4Q18 Key Highlights

Record U.S. Onshore Oil Volumes of 118 MBbl/d

- Record volumes from DJ and Delaware Basins
- DJ driven by Mustang performance at 60%+ oil mix
- Strong Wolfcamp A and Third Bone Spring wells in Delaware Basin

Progressing Row Development

- Drilling initial rows in Delaware Basin, wells expected online in 1H19
- Completed wells in second row of development in Mustang, wells anticipated online in 1Q19
- Completing Eagle Ford DUCs in 2019

4Q18 Sales Volumes	DJ	Delaware	Eagle Ford	Total
Oil (MBbl/d)	71	39	8	**118**
NGL (MBbl/d)	26	12	22	**60**
Gas (MMcf/d)	245	54	152	**451**
Total Sales (MBoe/d)	138	60	55	**253**


DJ Basin
22 wells online; 10,090' avg. lateral length
2 avg. operated rigs; 1.5 frac crews
Delaware, Permian Basin
14 wells online; 9,680' avg. lateral length
5 avg. operated rigs; 1 frac crew
Eagle Ford
4 wells online; 5,200' avg. lateral length
1 avg. operated rig; 1 frac crew

DJ and Delaware Driving Oil Growth


MBoe/d
MBbl/d
300
250
200
150
100
50
0
140
120
100
80
60
40
20
0
4Q16 (1)
4Q17 (1)
4Q18
Delaware
DJ Basin
Eagle Ford
Total USO Oil

Note: Activity represents NBL operated in 4Q.

(1) Adjusted for divestitures.

noble energy | 3

2018 Proved Reserves

Strong organic reserve replacement

www.nblenergy.com | NYSE: NBL

Total Proved Reserves Increased 5% Pro Forma for Divestments

- Reserve additions[1] replaced FY18 production by 171%
- Gulf of Mexico and Tamar 7.5% WI primary divestments

U.S. Onshore Reserve Additions Replaced FY18 Production by More Than 2X

- Total U.S. onshore reserves increased by 12% pro forma for divestments
- Delaware Basin reserves up more than 8%, DJ Basin reserves up 21%, Eagle Ford down 18% on lower activity

U.S. Onshore Reserves F&D Cost of $11.86/BOE

- Total company of $14.13/BOE, including capital spent on Leviathan project


Year-end NBL Reserves
BBoe
2.0
1.5
1.0
0.5
0.0
2016
2017
2018
Proved Reserves
Divested Reserves

15-Year Reserve Life at 2018 Volumes


YE 2018 Proved Reserves by Area
1.93 BBoe
U.S. Onshore
Israel
Equatorial Guinea

(1) Represents additions, extensions, and revisions.

noble energy | 4

2018 Summary Review

www.nblenergy.com | NYSE: NBL

Delivered significant strategic, operational and financial accomplishments

Achieved Strategic Objectives	• Received **approval for CDP in Mustang**, supporting long-term DJ Basin development • Secured key long-term takeaway agreements for Delaware oil to Gulf Coast markets • Contracted natural gas sales of **700 MMcf/d gross to Egypt** and executed agreements on multiple pipeline routes • Heads of Agreement established commercial terms for Alen gas monetization in E.G.
Strong Operational Execution	• Delivered **11% total volume growth**[(1)] over 2017 with strong safety performance • U.S. onshore oil volumes grew 26%[(1)] over 2017 • Completed initial row of development in Mustang delivering significant oil volumes • Transitioned to row development in Delaware; key gathering infrastructure in place • Record gross Israel volumes ~1 Bcfe/d; Progressed **Leviathan project to ~75% complete**
Delivered Financial Outcomes	• Returned **~$1.1 B to NBL investors** including $208 MM in dividends, $295 MM in share repurchases and $609 MM reduction in debt • Delivered $2 B in strategic portfolio proceeds from asset sales • Exited 2018 with over $4.7 B in liquidity, agency credit rating outlook improved

(1) Pro-forma for divestments.

noble energy | 5

Focused Strategy

NBL is well-positioned for success

www.nblenergy.com | NYSE: NBL

Macro Environment Factors

- Significant E&P sector underperformance
- Increased oil price volatility
- Global capital markets volatility
- Eroding industry capital efficiency and discipline

NBL to Drive Sustainability through Cycles

Planning for $50-$55/Bbl WTI; Higher Prices Accelerate Returns to Investors

2019

Transitional Year Positioning for Differentiated Future

- Target USO asset-level free cash flow[1] by YE19
- Delivering **~5%** production growth with capital[2] down **~17%** at midpoint vs. FY18

2020

Inflection in Free Cash Flow[1] and Shareholder Returns

- Free cash flow[1] **>$500 MM** returned to investors
- Capital[2] down **15-20%**, volumes up **15-20%** vs. 2019

Post 2020

Sustainable Free Cash Flow[1] Growth

- Continue to return significant free cash flow[1] to investors
- Position NBL upstream leverage **<1.5x** net debt/EBITDA[1]
- Target **5-10%** volume growth, before major projects

Price deck defined in appendix.
(1) Non-GAAP measure. Term defined in appendix.
(2) Represents NBL organic capital expenditures, including NBL-funded midstream capital.

noble energy | 6

2019 Key Goals and Objectives www.nblenergy.com NYSE: NBL Positioning NBL for the next decade and beyond Continue to Enhance Sustainability Culture within NBL • Maintain capital discipline, plan business activities for long-term $50 - $55 WTI environment • Continue partnerships with local communities and governments for responsible energy development • Promote transparency and responsibility with 8th Sustainability Report and 1st Climate Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Maintain Significant Financial Capacity and Flexibility • Manage all-in cash sources above uses, protecting leverage and liquidity • Target $500 MM - $1 B in portfolio proceeds to support balance sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Deliver Top-Tier U.S. Onshore Performance in NBL Basins • Maintain focus on high-return, capital-efficient row development • Well cost reductions, cycle time improvements and operating expense decreases • Maximize value of midstream business within NBL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Progress Value Recognition of World-Class Offshore Assets • Transform EMed region with Leviathan first gas sales by year-end • Sanction next leg of development in West Africa focused on LNG-linked natural gas • Enhance and mature low-cost, high-potential exploration portfolio 7

2019 Capital and Volume Outlook

Capital discipline drives long-term free cash flow(1)

www.nblenergy.com | NYSE: NBL

Managing 2019 Capital Expenditures Towards Cash Flow

- Capital ~17% lower from 2018 level
- Moderating U.S. onshore activity level
- 10% U.S. onshore growth(3)

Focusing on USO Capital Efficiencies and Returns

- Progressing row development in high-return DJ and Delaware
- Identified $0.5-$1.5 MM per well savings to-date from lower service costs and operational efficiencies

Advancing International Major Project Developments Yielding Long-term Cash Profiles

- Leviathan first gas sales on-schedule for start-up by YE 19
- Progressing Alen gas monetization, 2-year cycle time to first production post sanction

2019E Organic Capital(2): $2,400-$2,600 MM


USO
EMed
EG
Midstream
Other

2019E Sales Volumes	Growth from 2018(3)


MBoe/d
400
300
200
100
0
339(3)
345-365
2018
2019E
USO
EG
EMed

~10% U.S. Onshore

~13% U.S. Onshore Oil

~5% Total Company

(1) Non-GAAP measure. Term defined in appendix.
(2) Represents NBL organic capital expenditures, including NBL-funded midstream capital. Excludes EMG pipeline acquisition, NBLX-funded capital, as well as costs associated with NBLX acquisition of EPIC pipeline interest
(3) Pro-forma for divestments. Assumes midpoint of 2019 guidance.

noble energy | 8

Portfolio Combination Provides Competitive Advantage
www.nblenergy.com | NYSE: NBL

Step change in sustainable production profile with Leviathan start-up

NBL vs. Onshore Basin 2018 Base Decline Rates
Diverse Portfolio Drives Lower Corporate Decline Rate


Annual Decline
50%
40%
30%
20%
10%
0%
Eagle Ford
Delaware
DJ
Scoop Stack
Bakken
Appalachia
NBL Current Base
NBL Post Leviathan
NBL EMed

Source: RS Energy Group, Inc. analysis of aggregate basin-level base production declines from Dec. 2018 to Dec. 2019, as of February 2019. NBL data based on company estimates.

Eastern Mediterranean
World-class natural gas reservoirs with low decline profile
Leviathan online by YE19, material cash flow increase
High-margin, capital-efficient expansion opportunities

U.S. Onshore
Aligning near-term activity to drive USO growth within cash flows
DJ Basin: Delivering growth while generating significant cash flows
Delaware: Oil growth driver, majority linked to Gulf Coast pricing by 2H19
Eagle Ford: Cash engine

West Africa
Delivering substantial cash flows from Brent-linked oil and condensate
Alen gas monetization drives high-margin growth linked to global LNG markets

noble energy | 9

2020 and Beyond

www.nblenergy.com | NYSE: NBL

Low maintenance capital allows for sustainable free cash flow(1)


Production
Growth
U.S. Onshore
International

$200-300 MM
Capital(2) Drives 5-10% Growth

$200-300 MM
Major Projects and Exploration Capital Expands Growth

~$1.6 B
Total Maintenance Capital(2)

$2.0-2.2 B
Early 2020 Capital(2) Outlook

Target Free Cash Flow(1) Over $500 MM in 2020

Anticipate All FCF(1) Returned to Shareholders

- Fund current dividend
- Dividend growth
- Opportunistic repurchase of shares

Growing Free Cash Flow(1) Post 2020

Continue to Return Significant FCF(1) to Investors

- Dividend grows with cash flow growth
- Opportunistic repurchase of shares
- Target NBL upstream <1.5x net debt/EBITDA(1)

Price deck defined in appendix.
(1) Non-GAAP measure. Term defined in appendix.
(2) Represents NBL organic capital expenditures, including NBL-funded midstream capital.

noble energy | 10

U.S. Onshore

Relentless focus on capital efficiencies

www.nblenergy.com | NYSE: NBL

Driving Towards USO Asset-level Free Cash Flow[1] By Year-end 2019

- Significant core asset production growth
  - DJ and Delaware up ~15-20% combined FY19 vs. FY18
- ~165-175 wells planned to commence production

Focusing on High-margin DJ and Delaware Basins

- Nearly 90% of 2019 upstream capital allocated to high-return DJ and Delaware Basins
- Eagle Ford activity optimized for cash flow generation

Capital and Operating Cost Management Drive Efficiencies

- Drilling, completion and facilities initiatives underway
- Operating expenses improve with development maturity

Enhancing U.S. Onshore Capital Efficiencies

Capital Down >25%, Production Up 10%[3] vs. 2018


MBoe/d
$ B
300
250
200
150
100
50
0
2.5
2.0
1.5
1.0
0.5
207
244
262-278
2017[3]
2018[3]
2019E
Delaware
DJ Basin
Eagle Ford
Total USO Capital[2]

Driving Efficiencies in 2019	
10-15%	reduction in 2019 well costs versus 2H18
1.5X	higher stages pumped per day in Delaware and DJ vs. 2018
20+%	improvement in capital efficiency[1] FY19E vs. FY18

(1) Non-GAAP measure. Term defined in appendix.
(2) Represents NBL organic capital expenditures, including NBL-funded midstream capital.
(3) Pro-forma for asset divestitures and ASC 606.

noble energy | 11

DJ Basin
www.nblenergy.com | NYSE: NBL

Differentiated oil-levered position, basin-leading performance


NBL Acreage
Municipalities
GOR: Low Mid High
Weld
East Pony
Wells Ranch
Mustang
342,000 net acres
78% avg. WI


Boe/d per 1,000 ft
Continued Basin-Leading 3-Month Oil Productivity(1) in 2018
NBL Nearly 90% Above Peer Oil Average
100
75
50
25
0
NBL
Oil Production
Total Equivalent (6:1)

Strategically Focused in Liquids-rich, Rural Areas

- Enhanced scale in core position through series of acreage trades
- Focused in large ranches away from communities and urban development

Gas Processing Diversification

- NBL well-positioned to benefit from substantial near-term processing expansions
- Mustang infrastructure built to maximize gas processing flexibility
  - Multiple offload points provide flow assurance across three providers
- Expanding multiple Wells Ranch offloads to add capacity

Comprehensive Drilling Plan (CDP) Secures Mustang Development

- Establishes NBL as only operator over 100 square mile area
- Provides control for the pace of development, mitigates impact from offset operator completion cadence
- 400+ permits in hand over Mustang, majority with 6-year expiration window

(1) Source: RS Energy Group, Inc. analysis of public independent E&P operators 2018 wells in Weld County with 3 months production in currently available state data. Reflects gross 2-stream production data. DJ Basin Peers: APC, BCEI, HPR, PDCE, SRCI, WLL, XOG

noble energy | 12

DJ Basin

Exceptional execution in 2018

www.nblenergy.com | NYSE: NBL

Delivered Asset-level Free Cash Flow[1] and Production Above Plans in 2018

- 4Q18 production up >10% from 4Q17 and >15% from 1Q18 driven by strong well performance in Mustang and Wells Ranch
- Capital and operating cost under expectations

Benefitted by Gas Processing Diversification

- Experienced minimal volume curtailments in 2018
- Flowing gas to multiple providers and protected through compression

Proposition 112 Defeated in 2018

- Bi-partisan support for oil and gas industry in November election
- Focus shifted to legislative process to develop long-term energy framework for Colorado



DJ Basin Production Growth
Mustang Driving 2H18 Growth
MBoe/d
Wells Online
150
125
100
75
50
25
0
100
80
60
40
20
0
4Q17(2)
1Q18
2Q18
3Q18
4Q18
Oil
NGL
Gas
TILs

(1) Non-GAAP measure. Term defined in appendix.
(2) Adjusted for ASC 606.

noble energy | 13

DJ Basin 2019 Activity

Building on 2018 successes

www.nblenergy.com | NYSE: NBL

Focused on Delivering Growth within Asset-Level FCF[(1)]

- ~95-100 wells online in 2019, majority in Mustang area
  - Over 9,500 ft. avg. lateral length
- 2019 activity includes some Wells Ranch and East Pony wells
- Anticipate running 1-2 rigs and 2-3 frac crews in 2019
- Driving capital efficiencies with row development
  - Cycle times improved by 15% in 2H18

Mustang Primary Growth Driver for DJ Basin in 2019

- Currently completing Row 2 wells
  - Expect full-life oil mix in range of 40-50%
- Mustang gathering infrastructure in place, 75% NBL-owned
  - Significant retained EBITDA[(1)] growth


Mustang IDP
Row 2: 2019E
Row 1: 2018

55+
Mustang Row 2 wells online in 2019

~26
MBoe/d gross 4Q18 avg. rate at ~60+% oil from 31 wells online in 2H18

(1) *Non-GAAP measure. Term defined in appendix.*

noble energy | 14

Delaware Basin

www.nblenergy.com | NYSE: NBL

2018 transitional year for NBL Permian program

Delaware Basin Production

Doubled Volumes FY18 vs. FY17


MBoe/d
Wells Online
60
45
30
15
0
4Q17
1Q18
2Q18
3Q18
4Q18
Oil
NGL
Gas
TILs

Upper Tier Wolfcamp A Oil Productivity(1)

Reeves County 3-Month Production 2017-2018


Bbl/d per 1,000 ft
NBL Nearly 40% Above Peer Oil Average
Oil Mix
150
100
50
0
100%
80%
60%
40%
20%
0%
NBL
Oil Production
Oil Mix

Early 2018 Activity Highly Concentrated on Appraisal

- Results of wells drilled in southwest area led to monetization of lower tier acreage in 1Q19
- Wells completed near existing producers performed below plan
  - Mitigated by transition to row development

2H18 Delivered Improved Well Results and Returns

- Production accelerated in 3Q18 and 4Q18 despite fewer wells online
- Solid well results in 4Q18:
  - Wolfcamp avg. IP-30: 182 Boe/d per 1,000 ft (~70% oil)
  - 2 wells in 3rd Bone Spring avg. IP-30: 210 Boe/d per 1,000 ft

Key Infrastructure In-place for Long-term Development

- Completed build-out of 3 additional CGFs in 2018
- Infrastructure in-place to transport nearly 100% of oil volumes via pipe
- Achieved YE18 target of 30% recycled water in new well completions

(1) *Source: RS Energy Group, Inc. analysis of public independent E&P operators 2017-2018 wells in Reeves County with 3 months production in currently available state data. Reflects gross 2-stream production data. Delaware Basin Peers: APA, APC, CDEV, CRZO, CXO, EOG, FANG, OXY, PDCE, PE, REN, WPX, XEC*

noble energy | 15

Delaware Basin 2019 Activity www.nblenergy.com NYSE: NBL Further maturing development to deliver improved value 2019 Row Development in Core Areas Near Infrastructure Reeves • Anticipate running 4 rigs and 2 crews on average in 2019 • ~50-55 wells online in 2019 at over 8,700 ft. avg. lateral length • 95% of activity focused in northern core acreage near CGFs on highly-productive Wolfcamp A and 3rd Bone Spring zones • Minimal 2019 oil volume exposure to Mid-Cush differential, primarily Gulf Coast waterborne pricing Billy Miner CGF 2 Frac Crews in NBL Acreage Row Development CGFs 94,000 net acres 2019 Drills 72% avg. WI 2019 TILs 16

Material Midstream Imbedded Value

www.nblenergy.com | NYSE: NBL

NBLX delivering significant operating and financial synergies

Majority of Infrastructure Necessary to Support Growth in DJ and Delaware Basin is Completed

- Wells Ranch and Mustang infrastructure in DJ Basin provide optionality and flow assurance
- Five central gathering facilities online in Delaware Basin with oil capacity of 90 MBbl/d
- Access to multiple markets through NBLX pipeline JVs

NBLX Annual Distribution Growth Target of 20% Through 2022

- 2019E distributions to NBL of ~$70 MM

Significant Retained Midstream Value at NBL

- Anticipate significant growth in throughput in Delaware (60% retained) and DJ Basin (Mustang 75% retained)
- 2019 4Q annualized rate NBL retained EBITDA(2) of ~$160 MM (including other assets outside of DevCo structure)

$628 MM
cash proceeds received to-date

$572 MM
NBL ownership of LP units(1)

Billy Miner – Delaware CGF (NBL owns 60%)



(1) Represents NBL's ownership of NBLX LP unit at market value as of 1/31/19 closing price.
(2) See appendix for definition of this non-GAAP measure.

noble energy | 17

West Africa

www.nblenergy.com | NYSE: NBL

Strong cash flow profile from existing production and project developments

Maximizing Brent-linked Production from Existing Fields

- Improved base production declines in 2018, delivering FY18 volumes above high-end of guidance
  - Improved flow at Aseng and Alen via exceptional reservoir management
  - Nearly 100% uptime at operated fields

Additional Well in 2019 at Aseng Further Mitigates Base Decline

- Connecting 6P well to existing infrastructure anticipated in 2H19

Anticipate Alen Gas Monetization Project Sanction in 1H19

- Capital-efficient development accessing global LNG markets
- Approximately 600 Bcfe gross recoverable resources
- First gas sales anticipated 1H21
- Utilizes open capacity at E.G. LNG plant resulting from Alba declines


Alba Field
33% WI
Cameroon
Equatorial Guinea
Alen
45% WI
Methanol Plant 45% WI
LPG Plant 28% WI
Bioko Island
Aseng
40% WI
NBL Interests
Producing
Discovery
Proposed Pipeline

West Africa Sales Volumes


MBoe/d
100
75
50
25
0
Anticipated lower in 2019 from natural declines and LNG maintenance
FY 2017
FY 2018
FY 2019E
Oil
NGL
Gas

noble energy | 18

Eastern Mediterranean

www.nblenergy.com | NYSE: NBL

Differentiated high-margin, long-life assets delivering sustained cash flows

Maintaining Plateau Production at Tamar Near ~1 Bcf/d Gross

Finalizing Gas Transportation to Egypt

- Anticipate EMG pipeline acquisition to close mid-year 2019

Leviathan Cash Flow Quickly Approaching

- First gas sales expected by year-end 2019, modeling ~800 MMcf/d gross volumes in 2020
- Leviathan asset-level free cash flow(1) expected to increase by nearly ~$1 B in FY20 vs. FY19 from project capital spend completion and full-year of cash flows

Progressing Future Monetization of Robust Natural Gas Inventory Aligned with Substantial Regional Demand

- Continuing negotiations for additional gas sales contracts for future phases of development
- Minimal spend in near-term limited to FEED activities


Aphrodite
35% WI
Tamar
25% WI
Leviathan
39.7% WI
Tamar SW
25% WI
Dor
Tel Aviv
Ashdod
NBL Interests
Producing
Discovery
Field Development
Existing Pipeline
Egypt
Israel


Israel Sales Volumes
Record 2018 Gross Production
MMcfe/d
1,100
1,000
900
800
700
600
500
FY 2016
FY 2017
FY 2018
FY 2019E

(1) Non-GAAP measure. Term defined in appendix.

noble energy | 19

Eastern Mediterranean Leviathan Development

www.nblenergy.com | NYSE: NBL

Project ~75% complete; first gas sales on schedule for year-end 2019

Leviathan Major Project Development Remains On Schedule and On Budget

- Wells completed and flow tested confirming world class deliverability of over 300 MMcf/d from each of the 4 wells
- Jacket installation completed

Over 900 MMcf/d Gross Volume Under Contract for Leviathan

- Total of all Leviathan contracts now estimated to be > $20 B in gross revenues or > 5x expected capital invested
- Continue marketing negotiations to increase phase 1 Leviathan to 1 Bcf/d


Project Phase
2017
2018
2019
Sanction
Order Critical Path Equipment
Detail Design and Engineering
Equipment Manufacturing
Drilling and Completions
Pipeline Manufacturing
Offshore Platform Installation
Commissioning and First Gas



Platform Deck Construction



Jacket Installation

noble energy | 20

International Inventory

www.nblenergy.com | NYSE: NBL

Significant depth of high-return major projects driving long-term value

Progressing Natural Gas Monetization Opportunities

- Leviathan and Alen projects provide near-term impacts
- Marketing progress and desire to balance total company cash flow priorities will drive timing of longer-term developments
  - Multiple low decline, capital-efficient EMed expansion projects deliver sustained free cash flow(1) profile
  - Accessing global LNG markets with low-cost development in E.G. leveraging existing infrastructure

YE19 — 1H21 — Future Opportunities

Leviathan (YE19)

1.2 Bcfe/d gross capacity from 4 development wells

10+ years maintaining plateau production

~$1 B swing in asset-level free cash flow(1) 2019 vs. 2020

Alen Gas Monetization (1H21)

600 Bcfe gross recoverable resources to be monetized

~2 years sanction to sales from capital-efficient use of existing infrastructure

Future Opportunities

Modular Eastern Mediterranean Expansion:

- Tamar expansion up to 2 Bcf/d
- Leviathan expansion up to 2.1 Bcf/d
- Aphrodite development of 4 Tcfe gross recoverable resources (Cyprus)

West Africa:

- Over 2 Tcfe additional gross recoverable resources (EG/Cameroon)

(1) Non-GAAP measure. Term defined in appendix.

noble energy | 21

Exploration Program

Anticipate testing ~1 BBoe in 2020, less than $100 MM annually

www.nblenergy.com | NYSE: NBL

New Ventures

- Captured >100 K acres in U.S. onshore with substantial resource potential (low cost entry / high liquids prospectivity)
- Captured >2 MM gross acres offshore in new venture country

Newfoundland

- ~2.3 MM gross acres
- 25% WI, non-operated
- Interpretation / maturation of prospects

Eastern Mediterranean

- ~470 K gross acres
- 25-40% WI, NBL operated
- Deep oil potential

Gabon

- ~670 K gross acres
- 60% WI, NBL operated
- Processing 3D seismic


Exploration Resource Portfolio
BBoe
4
3
2
1
0
Net Unrisked Resources
Net Risked Resources
Potential Tested in 2020

noble energy | 22

www.nblenergy.com NYSE: NBL Appendix 23

www.nblenergy.com | NYSE: NBL

2019 Guidance

Full-Year and First Quarter

Full-Year 2019 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	117	127	61	66	485	525	262	278
Israel	-	-	-	-	210	230	35	39
Equatorial Guinea	11	15	-	-	160	190	38	47
Equatorial Guinea – Equity Method Investment	1	2	4	5	-	-	5	7
Total Company	**130**	**143**	**65**	**71**	**865**	**935**	**345**	**365**

Full-Year 2019 Capital & Cost Metrics		
Capital Expenditures[(1)] ($MM)		
Total Company Organic Capital	$2,400 - $2,600	
Cost Metrics	**LOW**	**HIGH**
Unit Production Expenses[(2)] ($/BOE)	9.40	9.90
DD&A ($/BOE)	16.90	17.90
Exploration ($MM)	150	175
G&A ($MM)	400	430
Interest, net ($MM)	245	265
Other Guidance Items ($MM)		
Equity Investment Income	95	115
Midstream Services Revenue – Third Party	120	140
Non-Controlling Interest – NBLX Public Unitholders	80	105

First Quarter 2019 Guidance		
Sales Volumes	**LOW**	**HIGH**
Total Company Equivalent (MBoe/d)	321	336
Total U.S. Onshore (MBoe/d)	240	252
Total Company Oil (MBbl/d)	120	130
Total U.S. Onshore Oil (MBbl/d)	107	117
Capital Expenditures[(1)] ($MM)		
Total Company Organic Capital	$725 - $800	
Cost Metrics	**LOW**	**HIGH**
Unit Production Expenses[(2)] ($/BOE)	10.00	10.50

1Q 2019 Guidance Commentary:

- U.S. Onshore – anticipate continued natural decline in Eagle Ford volumes and lowest quarterly USO TIL count for the year
- Offshore – E.G. volumes down ~15 MBoe/d, primarily impacted by oil liftings and downtime at Alba field for 3rd party LNG turnaround
  - Alba field offline for 10 days; partial rate for 20 days in March
  - Natural gas and NGL volumes anticipated lower than 4Q18
  - Oil sales volumes anticipated less than production (liftings)
  - Equity investment income approximately half the normal rate
- Capital - 1Q19 anticipated to be highest quarter of year due to timing of U.S. onshore drill/complete activity and Leviathan project spend

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital. Excludes NBLX-funded capital and EMG pipeline acquisition capital, as well as costs associated with NBLX acquisition and funding of EPIC pipeline interest.

(2) Includes lease operating expenses, production and ad valorem taxes, gathering, transportation and processing expenses, other royalty and marketing expenses

noble energy | 24

www.nblenergy.com NYSE: NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "plans", "estimates", "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K, quarterly report on Form 10-Q, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We may use certain terms in this presentation, such as “net unrisked resources”, which by their nature are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation also contains certain forward-looking non-GAAP financial measures, including return on average capital employed, net free cash flow, operating cash flow margin, EBITDA and net debt. Due to the forward-looking nature of the aforementioned non-GAAP financial measures, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures, such as future impairments and future changes in working capital. Accordingly, we are unable to present a quantitative reconciliation of such forward- looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures. Amounts excluded from these non-GAAP measures in future periods could be significant. Management believes the aforementioned non-GAAP financial measures are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. 25

www.nblenergy.com NYSE: NBL Defined Terms and Price Deck Terms Definition Free Cash Flow (FCF) GAAP cash flow from operations less consolidated capital investments Asset-level Free Cash Flow Before income tax operating cash flow less capital investments EBITDA GAAP earnings before interest, taxes, depreciation, depletion, and amortization Net Debt Total debt less cash on balance sheet Capital Efficiency Capital investments ($MM) per thousand barrels of oil equivalent per day (MBoe/d) added year over year Maintenance Capital Capital investments required to hold total company full year average sales volumes flat year over year Benchmark Prices 2019 2020 WTI $50/Bbl $55/Bbl Brent $60/Bbl $65/Bbl Henry Hub $3/Mcf $3/Mcf 26